UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2012

Kraft Foods Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-16483

Virginia	52-2284372
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753

(Address of principal executive offices, including zip code)

(847) 646-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with our spin-off of our North American grocery business, our subsidiary, Kraft Foods Group, Inc., filed a Registration Statement on Form 10 with the U.S. Securities and Exchange Commission (the “SEC”). The SEC has declared this Registration Statement effective. We will mail a Notice of Internet Availability of Information Statement Materials containing instructions on how to access Kraft Foods Group’s Information Statement regarding the spin-off to our shareholders on or about August 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Inc.

Date: August 17, 2012	By:	/s/ Carol J. Ward

Carol J. Ward
Vice President and Corporate Secretary